SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) of the

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           September 1, 1995
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                              LCS INDUSTRIES, INC.
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               (Exact name of registrant as specified in charter)


          Delaware                   0-12329                     13-2648333
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(State or other jurisdiction       (Commission                 (IRS employer
of incorporation)                  file number)              identification no.)

120 Brighton Road, Clifton, New Jersey                             07012-1694
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(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code        (201) 778-5588
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.


         On September 1, 1995, the registrant, LCS Industries, Inc. ("LCSI"), entered into an agreement to provide computer services through the building of a marketing database for a major non-U.S. communications company. Total expected revenues from the agreement, subject to early termination, will approximate $40 million to be realized by LCSI through June 1998.

         Reference is made to the form of Agreement dated September 1, 1995 filed as Exhibit 1 hereto for a more complete description of the terms.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         Exhibit

            1 Redacted Contract between LCS Industries, Inc. and a major non-U.S. communications company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            LCS INDUSTRIES, INC.



Dated:   March 5, 1996                      By:  /s/PAT R. FRUSTACI
                                                 -------------------------------
                                                 Pat R. Frustaci
                                                 Vice President - Finance